CALVERT FLOATING-RATE ADVANTAGE FUND
Supplement to Prospectus dated February 1, 2019

1. The following replaces “Contingent Deferred Sales Charge” under “Sales Charges”:

Contingent Deferred Sales Charge. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 0.80% contingent deferred sales charge or “CDSC” if redeemed within 12 months of purchase. The CDSC is generally paid to the principal underwriter. The CDSC is based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

September 26, 2019	33289 9.26.19